UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________
 FORM 8-K
______________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 22, 2026
______________________________________________
Perrigo Company plc

(Exact name of registrant as specified in its charter)
_______________________________________________

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland D02 TY74
+353 1 7094000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, €0.001 par value	PRGO	New York Stock Exchange
4.900% Notes due 2030	PRGO30	New York Stock Exchange
6.125% Notes due 2032	PRGO32A	New York Stock Exchange
5.375% Notes due 2032	PRGO32B	New York Stock Exchange
5.300% Notes due 2043	PRGO43	New York Stock Exchange
4.900% Notes due 2044	PRGO44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    Results of Operations and Financial Condition

The information contained in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

ITEM 7.01    Regulation FD Disclosure

On February 26, 2026, Perrigo Company plc (the “Company”) announced a change to its reporting segments to align with its organizational structure and vision. As part of this update, which was implemented as of the first quarter 2026, the Company has transitioned from a geographic segment reporting structure to one that is product category based, enabling the Company to better align its financial disclosures and operational analysis with the Company's product offerings and strategic priorities. These changes were made to reflect the way our chief operating decision maker ("CODM") makes operating decisions, allocates resources, and manages the growth and profitability of the Company.

The Company's new reporting segments are as follows:

Reporting Segment	Product Categories
Self Care
Includes over-the-counter health and wellness products intended for consumer self-treatment of common conditions, such as pain & sleep, upper respiratory, digestive health and healthy lifestyle products including vitamins, minerals, and supplements and oral electrolyte beverages

Specialty Care
Includes branded and specialty consumer health products that address more targeted or complex self-care needs, including women's health and skin health offerings, such as skin healing and insect repellant

Infant Formula	Comprised of the infant formula product category, which includes nutrition products designed to meet the dietary needs of infants

The Company's Oral Care product category and Other product category, which includes the Dermacosmetics(1) business, are together disclosed as “All Other.”

In connection with the change in the Company's reporting segments, the CODM reevaluated and changed the primary measure utilized to evaluate segment profitability from segment operating income to segment adjusted operating income. These updates have no impact on the Company's historical consolidated financial position, results of operations, or cash flows.

The Company is furnishing as Exhibit 99.1 select financial metrics for the Company's three new reporting segments for the three months ended March 30, 2024, June 29, 2024, September 28, 2024, December 31, 2024, March 29, 2025, June 28, 2025, September 27, 2025 and December 31, 2025, which have been recast to reflect the Company's new reporting segments (the "Unaudited Recast Financial Information").

The Unaudited Recast Financial Information contained in Exhibit 99.1 does not represent a restatement of previously issued financial statements and is being provided to aid in comparability. Amounts may not reconcile to previously disclosed category information due to changes in product category definitions and updates to allocation methodologies. The information in this Item 7.01, including Exhibit 99.1, should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 30, 2024, June 29, 2024, September 28, 2024, March 29, 2025, June 28, 2025, and September 27, 2025.

The information furnished pursuant to this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

(1) The Dermacosmetics business was formerly included in the Skin Care Category.

The Company provides non-GAAP financial measures as additional information that it believes is useful to investors and analysts in evaluating the performance of the Company's ongoing operating trends, facilitating comparability between periods and, where applicable, with companies in similar industries and assessing the Company's prospects for future performance. These non-GAAP financial measures exclude items, such as amortization expense, unusual litigation, impairment charges, restructuring charges, and acquisition and integration-related charges, that by their nature affect comparability of operational performance or that we believe obscure underlying business operational trends. The intangible asset amortization excluded from these non-GAAP financial measures represents the entire amount recorded within the Company’s GAAP financial statements and is excluded because the amortization, unlike the related revenue, is not affected by operations of any particular period unless an intangible asset becomes impaired or the estimated useful life of an intangible asset is revised. The revenue generated by the associated intangible assets has not been excluded from the related non-GAAP financial measure. The non-GAAP measures the Company provides are consistent with how management analyzes and assesses the operating performance of the Company, and disclosing them provides investor insight into management’s view of the business. Management uses these adjusted financial measures for planning and forecasting in future periods, and evaluating segment and overall operating performance. In addition, management uses certain of the profit measures as factors in determining compensation.

Non-GAAP measures related to profit measurements, which may include adjusted gross profit, adjusted net income, adjusted operating income, adjusted diluted earnings per share, adjusted gross margin, constant currency net sales, and adjusted operating margin are useful to investors as they provide them with supplemental information to enhance their understanding of the Company’s underlying business performance and trends, and enhance the ability of investors and analysts to compare the Company’s period-to-period financial results.

The Company believes these supplemental financial measures provide investors with consistency in financial reporting, enabling meaningful comparisons of past and present underlying operating results, and also facilitate analysis of the Company’s operating performance and acquisition and divestiture trends.

Investors should consider the non-GAAP measures furnished with this current report in conjunction with, and not in lieu of, the Company's reported financial statements in accordance with GAAP.

ITEM 9.01.    Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description

99.1	Unaudited recast annual and quarterly historical financial information for fiscal years 2024 and 2025, furnished solely pursuant to Item 2.02 and 7.01 of Form 8-K.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Eduardo Bezerra
Dated:	April 22, 2026		Eduardo Bezerra
Chief Financial Officer